UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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EVANS BREWING COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVANS BREWING COMPANY INC.

3815 S. Main St.

Santa Ana, CA 92707

May 24, 2016

Dear Stockholder:

You are cordially invited to attend Evans Brewing Company Inc.’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, July 11, 2016. The meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626 beginning at 10:00 a.m. local time. The formal meeting notice and proxy statement for the Annual Meeting are attached and describe the matters to be presented at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Michael J. Rapport

President, Chief Executive Officer, Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 11, 2016

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Evans Brewing Company Inc., a Delaware corporation (the “Company”), will be held on July 11, 2016, at 10:00 a.m. local time at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the six (6) directors named in the attached proxy statement to serve until the 2017 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	APPROVAL OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS. To approve, on an advisory basis, the compensation of our named executive officers;

3.	APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION. To approve on an advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.	RATIFICATION OF AUDITORS. To ratify the appointment of Kenne Ruan, CPA, PC as our independent registered public accounting firm for 2016; and

5.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

We recommend that stockholders vote FOR the matters listed above. Only stockholders of record at the close of business on May 16, 2016 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card(s) sent to you. For detailed information regarding voting instructions, please refer to the section entitled “Voting and Related Matters” on page 2 of the Proxy Statement.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 11, 2016: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2015 are available at http://www.evansbrewco.com/investors/.

Sincerely,

/s/ Michael J. Rapport

President, Chief Executive Officer, Chairman

Santa Ana, California

May 24, 2016

YOUR VOTE IS VERY IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE REFER TO THE SECTION ENTITLED “VOTING AND RELATED MATTERS” ON PAGE 2 OF THE PROXY STATEMENT FOR A DESCRIPTION OF THESE VOTING METHODS

EVANS BREWING COMPANY INC.

3815 S. Main St.

Santa Ana, CA 92707

(949) 442-7565

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 11, 2016: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2015 are available at http://www.evansbrewco.com/investors/.

The enclosed proxy is solicited on behalf Evans Brewing Company Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. local time on July 11, 2016, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at the offices of Dorsey & Whitney LLP, 600 Anton Boulevard, Suite 2000, Costa Mesa, California 92626.

These proxy materials were first sent or given on or about May 27, 2016 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned Evans Brewing Company Inc. Common Stock at the close of business on May 16, 2016 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 4,558,463 shares of Common Stock outstanding.

We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “Evans Brewing Company,” “EBC”, “our,” “us” or “we” mean Evans Brewing Company Inc. and our subsidiaries.

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VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Evans Brewing Company, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Evans Brewing Company common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Voting over the Internet.  You can vote via the Internet.  The website address for Internet voting is provided on your proxy card. To vote via the Internet, you will need to use the control number appearing on your proxy card. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 10, 2016.  Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You can vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on July 10, 2016. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

●	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 3815 S. Main St., Santa Ana, CA 92707; or

●	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on May 16, 2016 (the “Record Date”), are entitled to receive notice and vote at the meeting. On the Record Date, there were 4,558,463 issued and outstanding shares of our Common Stock. Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

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The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

(1)	a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	the compensation of our named executive officers will be approved on an advisory basis if a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting are voted in favor of such approval;

(3)	the option of 1, 2 or 3 years that garners the most votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting will be approved on an advisory basis as the frequency of conducting future stockholder advisory votes on named executive officer compensation; and

(4)	the ratification of the appointment of Kenne Ruan, CPA, PC as our independent registered accounting firm for 2016 will be approved if a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting are voted in favor of such ratification.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposals Two, Three and Four, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange (the “NYSE”). Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)	“for” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;

(3)	“for” the approval, on an advisory basis, of conducting future stockholder advisory votes on the compensation of named executive officers every three years;

(4)	“for” the ratification of the appointment of Kenne Ruan, CPA, PC as our independent registered accounting firm for 2016; and

(5)	at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

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Householding of Proxy Materials

We are sending only one annual report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (949) 442-7565 or write to him at Evans Brewing Company Inc., 3815 S. Main St., Santa Ana, CA 92707. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $20,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 11, 2016: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K for 2015 are available at http://www.evansbrewco.com/investors/.

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EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of March 31, 2016, are as follows:

Name	Age	Position(s)
Michael J. Rapport*†	59	President, Chief Executive Officer, Secretary and Chairman of the Board
Evan Rapport*^	29	Vice President and Director
Kenneth Wiedrich *	69	Chief Financial Officer and Director
Roy Robertson *+^	54	Director
Mark Lamb*+^†	52	Director
Joe Ryan*+†	50	Director

*	Nominee for election to Board
+	Member of the Audit Committee
^	Member of the Nominating and Governance Committee
†	Member of the Compensation Committee

Michael J. Rapport has served as our President, Chief Executive Officer, Secretary and Chairman of the Board since 2013. He also serves as President of Frontier Aluminum Corporation, an aluminum extruder company, since 1990. Additionally, Mr. Rapport is a Managing Partner of TresHermanos, LLC. In 2011, Mr. Rapport and his son Evan Rapport started Evans Premium Lager, which has gained international attention, winning 15 awards for craft lagers. He received a B.A. degree in Psychology from Antioch West University in 1979. We believe Mr. Rapport’s qualifications to serve on our Board include his experience in the beer industry and with Frontier Aluminum Corporation.

Evan Rapport has served as our Vice President and as a member of our Board since 2013. He also serves as a Managing Partner of Tres Hermanos, LLC. In 2011, Mr. Rapport and his father, Michael Rapport, started Evans Premium Lager. We believe Mr. Rapport’s qualifications to serve on our Board include his experience in the beer industry and knowledge of the Company’s day-to-day operations.

Kenneth Wiedrich has served on our Board and as our Chief Financial Officer since 2016. Mr Wiedrich is a Senior level Executive with extensive hands-on experience in management, operational accounting, reporting for public companies, finance functions and in dealing with boards of directors, banks, attorneys, audit firms and the SEC. He has been the CFO of a number of small public companies, some of which were start-up companies, which he helped through the start-up phase of their operation. He also has experience with government cost accounting methods and all related government acquisition regulations. We believe Mr. Wiedrich’s qualifications to serve on our Board include his private and public company finance, accounting and audit expertise.

Roy Robertson has served on our Board since 2013 and was on the Board of Bayhawk Ales from 1994 to 2013. Mr. Robertson is a professional engineer in the land development industry. He manages real estate development projects and has held senior management positions at several public and private businesses that serve the land development industry. He is a post-graduate of development, real estate, investment, finance and strategic planning and management of technical professionals from the University of California, Irvine. He received his BS from Texas A&M University, in civic engineering, in 1982. He became a registered civil engineer in the State of California in 1989. Roy was a founding member of Bayhawk Ales in 1994. He has extensive corporate start up experience in the Southern California region and has also accomplished many real estate projects that include homes, golf courses, schools, churches, hospitals, offices, bridges, tunnels, habitat restoration flood control, water supply as well as for corporate companies such as Space X and Virgin Galactic. We believe Mr. Robertson’s qualifications to serve on our Board include his extensive business experience in the region and knowledge of the Company’s financial condition.

Mark Lamb has served on our Board since 2013. Mr. Lamb is a vice president of Double Diamond Financial a firm engaged in individual and business planning, where he has worked since February, 2003. Prior to his employment at Double Diamond Financial, Mr. Lamb was a registered representative with The Robert Driver Company, a financial services firm since October 1999. From October 1996 to October 1999, he was an account specialist with Liberty Mutual Group and from May 1994 to October 1996 he was an account executive with Paine Webber Inc. He began his career in financial services in June 1988 as an investment counselor with Western Financial Planning Corporation. Mr. Lamb holds a Series 7, Series 66, Series 63, and Series 6 licenses with FINRA. He also holds property, casualty, life, health and disability insurance licenses. Mr. Lamb attended San Diego State University. We believe Mr. Lamb’s qualifications to serve on our Board include his experience with financial statements, financial services, insurance and business planning.

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Joe Ryan has served on our Board since 2013. Mr. Ryan is responsible for business development, sales, marketing, and account management at the company he founded, Graphic Industries, a print and interactive production company providing end-to-end solutions for the marketing and communications industry. Mr. Ryan also founded Accomplice, a brand packing, logo design, website merchandising design, apparel, social marketing firm that provides expertise to clients such as Verizon Wireless, Grand Canyon Brewing Company, Los Angeles Dodgers, Warner Brothers Entertainment, and Kawasaki. From 2000 to present, Mr. Ryan is a founding partner and current sole proprietor of The Academy of Fine Beers, where he co-created and developed as well as marketed the Josef BIERBITZCH Golden Pilsner, Wing Man American Lager, Birra Bella and Shenanigans Irish Lager. Ryan recently conceived of and developed a Brewer Series titled Hail to Rock, which the Company will produce. We believe Mr. Ryan’s qualifications to serve on our Board include his knowledge and experience with marketing and design practices, including in the beer industry, as well as knowledge and experience with recipe development in the beer industry.

Directors and officers are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

Michael J. Rapport, the Company’s President, Chief Executive Officer, Secretary and Chairman of the Board, is the father of Evan Rapport, the Company’s Vice-President and a member of the Board. Other than this relationship, there are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board. Our Board has fixed the exact number of directors at seven and one of those positions is currently vacant. At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of six persons and there will be one vacancy on the Board.

The Board has nominated Michael J. Rapport, Evan Rapport, Roy Robertson, Mark Lamb, Joe Ryan, and Kenneth Wiedrich for election at the annual meeting based on the recommendation of our Nominating and Governance Committee. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

Our common stock is listed on The OTCQX Market and, accordingly, we are subject to the requirement that at least two of our directors be independent, as defined in Section 7 of the OTCQX Corporate Governance Eligibility Standards. Current nominees Messrs. Joe Ryan, Mark Lamb and Roy Roberson are non-employee directors, do not have any relationship that would disqualify them as independent directors under Section 7 of the OTCQX Corporate Governance Eligibility Standards and, in the judgment of the Board, do not have any other relationship that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Therefore, the Board believes that Messrs. Joe Ryan, Mark Lamb and Roy Roberson are “independent directors” as defined in Section 7 of the OTCQX Corporate Governance Eligibility Standards.

We are subject to a number of regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management.

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board from time to time. The Board has determined that having the Company’s current Chief Executive Officer serve as the Chairman is currently in the best interest of the Company as this structure provides leadership continuity, makes the best use of the Chairman’s extensive knowledge of the Company and its industry, and fosters greater communication between the Company’s management and the Board, while facilitating robust director, Board, and CEO evaluation processes.

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In determining that we are best served by having Mr. Rapport serve as Chairman of the Board, our board considered the benefits of having the current Chief Executive Officer serve as a bridge between management and our board, ensuring that both groups act with a common purpose. Our board also considered Mr. Rapport’s knowledge regarding our operations and the industries and markets in which we compete and his ability to promote communication, to synchronize activities between our board and our senior management and to provide consistent leadership to both our Board and our Company in coordinating the strategic objectives of both groups.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.evansbrewco.com/investors. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) for reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee was established on May 10, 2016 and, as of the date of this proxy statement, our Audit Committee consists of Roy Robertson (the committee’s Chairman), Joe Ryan and Mark Lamb. The Board has determined that all of the members of our Audit Committee are independent under the listing standards of the OTCQX U.S. Market and the rules of the Securities and Exchange Commission, and that Mr. Lamb qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee also administers our Stock and Option Plan. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate.

Our Compensation Committee was established on May 10, 2016 and, as of the date of this proxy statement, our Compensation Committee consists of Michael J. Rapport (Chairman) Mark Lamb, and Kenneth Wiedrich. The Board has determined that all members of our Compensation Committee are independent under the listing standards of the OTCQX U.S. Market.

Nominating and Governance Committee. Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board (subject to legal rights, if any, of third parties to nominate or appoint directors), and establishing, evaluating and overseeing our corporate governance processes and guidelines.

Our Nominating and Governance Committee was established on May 10, 2016 and, as of the date of this proxy statement, our Nominating and Governance Committee consists of Evan M. Rapport (the committee’s Chairman), Roy Robertson and Mark Lamb. The Board has determined that all members of our Nominating and Governance Committee are independent under the listing standards of the OTCQX U.S. Market.

The Nominating and Governance Committee will consider candidates recommended by stockholders. To recommend director candidates, stockholders should submit their suggestions in writing to the Corporate Secretary, providing the proposed nominee’s name, biographical data and other information about the proposed nominee and the nominating stockholder(s) as required by our Bylaws, together with a consent from the proposed nominee to serve on the Board if nominated and elected.

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There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

●	broad experience in business, finance or administration;

●	the independence requirements imposed by the Securities and Exchange Commission (“SEC”) and the OTCQX U.S. Market;

●	a background that provides a portfolio of experience and knowledge relevant to our industry;

●	ethical character;

●	the ability to read and understand financial statements;

●	attained 21 years of age;

●	no material conflict, whether personal, financial or otherwise, associated with being on the Board;

●	satisfaction of the requirements for regulatory approval; and

●	adequate time to devote to Board activities.

The specific qualities or skills that the Nominating and Governance Committee believes are necessary for one or more of our directors to possess are:

●	the ability to offer advice and guidance to our Chief Executive Officer based on relevant expertise and experience;

●	attributes of independence or financial expertise as required by SEC regulations;

●	skills, experience and background complementary to those of other directors; and

●	the ability to maintain a constructive working relationship with other directors.

Although the Board does not maintain a specific policy with respect to Board diversity, the Board believes that, whenever feasible, the Board should be a diverse body, and the Nominating and Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the Nominating and Governance Committee may take into account the benefits of diverse viewpoints. The Nominating and Governance Committee also considers these and other factors as it oversees the annual Board and committee evaluations.

The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders for the 2017 annual meeting of stockholders (subject to legal rights, if any, of third parties to nominate or appoint directors):

●	A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to Evans Brewing Company, 3815 S. Main St., Santa Ana, CA 92707, Attn: Corporate Secretary, of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary at this address within the timeframe required by our Bylaws, in order to be considered for nomination at the next annual meeting.

●	The notice of nomination should include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under OTCQX U.S. Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. The notice of nomination also must include the nominee’s name, age, business address, residence address, principal occupation or employment, and any other information required by our Bylaws or by applicable laws or regulations. A nomination that does not comply with these requirements will not be considered.

The Nominating and Governance Committee also considers director candidates that are suggested by its members, the Board or management. The Nominating and Governance Committee may, in the future, retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process used by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals. Candidates proposed by stockholders will be evaluated by the Nominating and Governance Committee using the same criteria as for all other candidates.

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Number of Meetings

The Board held a total of three meetings during 2015. No director attended fewer than 66% of the total number of meetings of the Board during 2015. No committees of the Board held meetings during 2015 because each of the committees of the Board were established in 2016. Directors are encouraged to attend the Annual Meeting of Stockholders. Any director who missed a meeting of the Board received information regarding the applicable meeting and provided input through subsequent Board meetings as well as communications with management.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these annual meetings absent extenuating circumstances. The directors who served at the time of our annual meeting of stockholders in 2015 attended our annual meeting of stockholders in 2015.

Director Compensation

Directors who are also our employees receive no separate compensation from us for their service as members of the Board. Directors who served during 2015 and did not serve as an executive officer of the Company did not receive any compensation for their service on the Board during 2015, nor were any expenses reimbursed; however, in 2015 the board approved the issuance of 2,000 shares of Common Stock to each non-employee board member for services in 2015 and the grant of such shares was made in 2016. The Compensation Committee has recommended that, beginning in 2016, directors who do not serve as an executive officer of the Company should receive an annual grant of options to purchase 20,000 shares of Common Stock for their service on the Board and that reasonable expenses incurred by such directors in the performance of their duties be reimbursed.

Director Compensation Table

The following table summarizes the compensation of our directors who served during 2015 and who are not listed as named executive officers.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)

Roy Robertson	—	—	—	—	—

Mark Lamb	—	—	—	—	—

Joe Ryan	—	—	—	—	—

(1)

As of the date of this proxy, the Board has approved grants of 2,000 shares of Common Stock to each non-employee board member for services in 2015. While none of these grants have been made to date, we expect such grants will be made in 2016.

Codes of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics, which may be viewed on our website at www.evansbrewco.com/investors. The Code of Business Conduct and Ethics applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

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Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Evans Brewing Company, Attention: Corporate Secretary, 3815 S. Main St., Santa Ana, CA 92707. All communications will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2015. Please refer to our website at www.evansbrewco.com/investprs for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation, for services rendered in all capacities to us during 2015 and 2014, of our current principal executive officer and our other most highly compensated executive officer at the end of 2015 (together, the “named executive officers”). We did not have any other executive officers during 2015.

Names and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Michael J. Rapport	2015	—	—	—	—	—	—
President and Chief Executive Officer	2014	—	—	—	—	—	—

Evan Rapport	2015	84,000	—	—	—	—	84,000
Vice President	2014	—	—	—	—	—	—

(1)	As of the date of this proxy, the Board has approved a grant of 50,000 shares of Common Stock to Evan Rapport for services in 2015. While this grant has not yet been made to date, we expect such grant will be made in 2016.

The objective of our executive compensation program is to attract, motivate and retain talented executives with related technical and business expertise in the competitive beer industry. We hope to retain our executives over the long term to provide continuity from year-to-year. Consequently, we have chosen to compensate our executives with a salary and, in some cases, anticipate compensating executives with stock awards, stock options, RSU awards and bonuses, although no such incentive compensation was paid in 2016. ..

In determining the total amount and mixture of the compensation for each of our named executive officers, our Board and, starting in 2016, our Compensation Committee subjectively evaluates each named executive in light of numerous factors including title and role, individual performance (including past and expected future contribution to our business objectives) and our long term business needs and goals (including the need to attract and retain key management personnel). Our Board and, starting in 2016, our Compensation Committee reviews the performance of each named executive officer annually and determines whether the named executive officer should receive an increase in base salary and/or receive an equity award based on such evaluation.

2015 Stock Option and Stock Award Plan

Our 2015 Stock Option and Stock Award Plan (the “Stock and Option Plan”) was approved by the Company’s Board and stockholders in October 2015. The Stock and Option Plan provides for the grant of incentive or non-statutory stock options and other stock awards to our employees, directors and consultants. No shares or options have been issued under the Stock and Option Plan as of the date of this proxy, leaving 2,000,000 shares and options available to grant.

The Stock and Option Plan is administered by our Compensation Committee. Subject to the provisions of the Stock and Option Plan, the Compensation Committee determines who will receive the stock, options or other incentive awards permitted under the Stock and Option Plan, the number of shares of stock and the number of options granted, and the manner of exercise and the exercise price of the options. The term of incentive stock options granted under the Stock and Option Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of any stock option granted under the Stock and Option Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. However, an incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

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The Company prepared and filed a Registration Statement in accordance with the requirements of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), to register the issuance of up to 2,000,000 shares of Common Stock that are reserved for issuance with respect to awards to be granted under the Company’s Stock and Option Plan. Our Board and stockholders approved the adoption of the Stock and Option Plan in October 2015.

Outstanding Equity Awards at Fiscal Year-End 2015

As of December 31, 2015, 80,000 shares of Common Stock have been granted under the 2015 Stock Option and Stock Award Plan, all of which were granted to Jeromy Roush for services in 2015 as the Company’s VP of Sales. Other than such shares issued to Mr. Roush, no shares or options have been issued under the Stock and Option Plan, or otherwise, as of December 31, 2015. As of the date of this proxy, (i) the Board has approved a grant of 50,000 shares of Common Stock to Evan Rapport for services in 2015, a grant of 2,000 shares to each of our three non-employee directors for services in 2015 and (iii) 3,000 shares to Maryse Benjamin. None of these grants have been made to date, but we expect such grants will be made in 2016.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2015 relating to all of our equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weighted average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)

Equity compensation plans approved by security holders:
2015 Stock Option and Stock Award Plan (1)	—	$—	1,920,000
Equity compensation plans not approved by security holders:
None	—	—	—
TOTAL	—	$—	1,920,000

(1)	Consists of our 2015 Stock Option and Award Plan, which allows for the granting of stock options and other awards to eligible individuals, which generally includes directors, officers, employees and consultants.

(2)	Consists of shares available for future issuance under our 2015 Stock Option and Award Plan as of December 31, 2015. The 2015 Stock Option and Award Plan authorizes the issuance of 2,000,000 shares and 80,000 shares have been granted as of December 31, 2015.

Compliance with Code Section 162(m)

Section 162(m) of the Code (“Section 162(m)”) generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company’s chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In the year ended December 31, 2015, none of our executive officers received compensation in excess of $1 million.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of May 16, 2016 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 4,558,463 shares of common stock outstanding as of May 16, 2016. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 29, 2016 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Evans Brewing Company, 3815 S. Main St, Santa Ana, CA 92707.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage

Officers and Directors
Michael J. Rapport(1)	3,242,684	71.1%
Evan M. Rapport	621,458	13.6%
Roy Robertson	1,506	*
Mark Lamb	2,000	*
Joe Ryan	115,583	2.5%
All current directors and executive officers as a group (5 persons)	3,983,231	87.4%

*	Less than 1.0%.

(1)	Includes 3,242,684 shares of common stock owned through The Michael J. Rapport Trust, for which Michael J. Rapport is the Trustee and holds voting and dispositive power over such shares.

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Certain Transactions

Since January 1, 2015, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below. Each of the transactions described below was reviewed and approved or ratified by our Audit Committee.

Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee.

Closing of Asset Purchase Transaction

On December 10, 2015, EBC completed the previously announced acquisition of the assets and liabilities of Bayhawk, pursuant to an Asset Purchase and Share Exchange Agreement between EBC and Bayhawk, dated October 15, 2014 (subsequently amended and restated on August 6, 2015 (as amended, the “Agreement”)).

Pursuant to the Agreement, Bayhawk had agreed to sell, and EBC had agreed to purchase, substantially all of Bayhawk’s assets, as well as its liabilities (collectively, the “Asset Purchase Transaction”). The assets and liabilities of Bayhawk include personal property, intellectual property, inventory, selected distribution contracts, websites, documents, and all other assets however delineated relating to the Bayhawk Ales labels; and (B) all assets, including personal property, intellectual property, inventory, contracts, websites, documents, and all other assets however delineated relating to the Evans Brands (collectively, the “Transferred Assets”), and the assumption by EBC, pursuant to the terms and conditions set forth in the Agreement, of all of the liabilities of Bayhawk (the “Assumed Liabilities”). (The “Evans Brands” include the former assets of Pig’s Eye Brewing Company, including its original beers, lagers and ales (“Pig’s Eye Brands”), as well as Evans Lager Original, Evans Lager Black, Evans Lager Light, Bad Kat Ice, and Dead Presidents.) Pursuant to the Agreement, EBC has the right to purchase from Bayhawk 100% ownership in EBC.

Pursuant to the Agreement, EBC and Bayhawk agreed to seek approval of the stockholders of Bayhawk relating to the Asset Purchase Transaction. Because the principal majority stockholders of Bayhawk are also significant stockholders of EBC, Bayhawk and EBC agreed to proceed with the Asset Purchase Transaction if it was approved by the holders of at least a majority of the Independent Shares (i.e. shares not held by Bayhawk’s majority stockholder, The Michael J. Rapport Trust, or by Evan Rapport, who is an officer of EBC and the son of Michael Rapport) that actually vote on the Asset Purchase Transaction proposal.

As noted above, EBC and Bayhawk filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “Registration Statement”), which went effective on August 10, 2015. The Registration Statement included a proxy statement seeking the votes of the Bayhawk stockholders on the Asset Purchase Transaction by written consent. On September 17, 2015, the voting period closed, and EBC announced that approximately 99% of the shares that were voted had voted in favor of the Asset Purchase Transaction.

In connection with the Asset Purchase Transaction, EBC and Bayhawk entered into a General Assignment and Bill of Sale agreement (the “Bill of Sale”) which outlined the specific assets purchased, as well as an Assignment and Assumption of Liabilities agreement (the “Assumption Agreement) which outlined the specific liabilities of Bayhawk assumed by EBC.

Equipment Lease to Bayhawk

Following the closing of the Asset Purchase Transaction, EBC entered into an equipment lease (the “Equipment Lease”) with Bayhawk pursuant to which EBC leased the brewing equipment to Bayhawk. The Equipment Lease was effective as of December 1, 2015, and continues month to month. Bayhawk agreed to pay a minimum of $15,000 per month or net profits from operations, whichever is greater. The title to the leased equipment will remain with EBC, and EBC has the right to inspect the equipment and its usage.

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Change in Shell Company Status

In connection with the closing of the Asset Purchase Transaction and the entry into the Bill of Sale and the Assumption Agreement, EBC acquired the assets (other than the ownership of Evans Brewing California), the liabilities, and the operations of Bayhawk. As such, on December 10, 2015, in connection with this acquisition, EBC ceased to be a shell company as defined in Rule 12b-2, in that it has assets consisting of more than cash and cash equivalents, and has a business plan and operations.

Share Exchange

As discussed in more detail in the Registration Statement, as partial consideration for the purchase of the Transferred Assets and the assumption of the Assumed Liabilities, EBC agreed to offer to exchange shares of EBC common stock for all shares of Bayhawk common stock that were tendered in connection with such offer, the transaction being referred to as the “Share Exchange.” The ratio of the share exchange is one (1) share of EBC common stock for each one (1) share of Bayhawk common stock.

Pursuant to the terms of the Agreement, the Share Exchange offer was open for a period (the “Exchange Period”) of seventy-five (75) calendar days following the closing of the voting for the Asset Purchase Transaction. Bayhawk stockholders could tender shares of Bayhawk common stock for participation in the Share Exchange during the Exchange Period. Any Bayhawk stockholder who tendered Bayhawk shares in the Share Exchange had the right to withdraw any such shares tendered at any time until the closing of the Exchange Period. EBC agreed to use its best efforts to issue the EBC Exchange Shares within three (3) Business Days following the Close of the Exchange Period. EBC and Bayhawk agreed that upon the expiration of the Exchange Period, the Share Exchange offer would be terminated, and any Bayhawk stockholders who have not tendered their shares of Bayhawk’s common stock may not be entitled to participate in the Share Exchange. Additionally, any Bayhawk stockholders who elected to not participate in the Share Exchange would remain stockholders of Bayhawk.

On December 2, 2015, Premier Stock Transfer accepted on behalf of Evans Brewing Company Inc., 4,033,863 Bayhawk Ales, Inc. shares and issued 4,033,863 shares of Evans Brewing Company Inc. shares of common stock upon the terms and subject to the conditions set forth in the Asset Purchase and Share Exchange Agreement by and between EBC and Bayhawk, dated October 15, 2014, as amended (the “Asset Purchase Agreement”). EBC filed a copy of the Asset Purchase Agreement as an annex to a combination registration statement and proxy statement on Form S-4. The Bayhawk shares were validly tendered pursuant to the Exchange Offer and not withdrawn.

No Change of Control

In connection with the Asset Purchase Transaction, there was no change in control of EBC. The officers and directors of EBC did not change, and the majority ownership of EBC did not change.

Michael J. Rapport owned, through The Michael J. Rapport Trust, a majority of the outstanding common stock of both EBC and Bayhawk. As such, following the closing of the Share Exchange, Mr. Rapport continued to own a majority of the common stock of EBC, and as such, there was no change in control of EBC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2015, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

January 2015 Dismissal of Kenne Ruan, CPA, P.C.; Engagement of Anton & Chia, LLP

On January 21, 2015, EBC’s board of directors dismissed Kenne Ruan, CPA, P.C. (“KR”) as EBC’s independent registered public accounting firm effective immediately.

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Other than an explanatory paragraph included in audit report of KR for the Company's fiscal year ended December 31, 2013, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of KR on the Company's financial statements for the fiscal year ended December 31, 2013, and through January 21, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2013 and 2014 fiscal year and through the date of this proxy, (1) there were no disagreements with KR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KR, would have caused KR to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Also on January 21, 2015, upon approval of EBC’s Board of Directors, EBC engaged Anton & Chia, LLP (“A&C”), as EBC’s independent registered public accounting firm to audit EBC’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended December 31, 2013, through January 21, 2015, neither EBC nor anyone acting on its behalf consulted with A&C regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by A&C on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with KR or a reportable event with respect to KR; (iii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that A&C concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

September 2015 Resignation of Anton & Chia; Engagement of Kenne Ruan, CPA, P.C.

On September 4, 2015, EBC’s Board of Directors accepted the resignation of A&C, dated the same date, from their engagement to be EBC’s independent certifying accountant. Other than an explanatory paragraph included in A&C’s audit report for EBC’s fiscal year ended December 31, 2014, relating to the uncertainty of BC’s ability to continue as a going concern, the audit report for fiscal year ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. As described below, the change in independent public accounting firms is not the result of any disagreement with A&C. The Board of Directors approved the acceptance of A&C’s resignation.

As noted above, A&C was appointed by the Board of Directors to be the auditor on January 21, 2015. There were no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On September 4, 2015, EBC’s Board of Directors approved the engagement of KR, as EBC’s independent registered public accounting firm.

By way of background, KR was the independent certifying accountant for EBC from its inception in June 2013, and provided an audit report dated July 3, 2013, with respect to EBC’s financial statements as of June 30, 2013; and an audit report dated February 7, 2014, for EBC’s financial statements as of December 31, 2013. Additionally, KR reviewed EBC’s financial statements provided in EBC’s quarterly reports for the quarters ended March 31, June 30, and September 30, 2014 (collectively, the “Prior Services”). EBC previously dismissed KR on January 21, 2015, in connection with the appointment of A&C noted above.

Other than with respect to the Prior Services outlined above, EBC has not consulted with KR during its two most recent fiscal years or during any subsequent interim period prior to its re-appointment as EBC’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on EBC’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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Audit and Audit-Related Fees.

KR was the Company’s independent registered public accounting firm from inception through 2014, and through January 21, 2015. The fees for the audit and review services billed and to be billed by KR for the period from January 1, 2014, to December 31, 2014 were $2,100. A&C was the Company’s independent registered public accounting firm from January 21, 2015 through September 4, 2015. The fees for the audit review services billed by A&C for the fiscal year ended January 21, 2015, through September 4, 2015, were $100,000. On September 4, 2015, EBC’s Board of Directors accepted the resignation of A&C, dated the same date, from their engagement to be EBC’s independent certifying accountant. On September 4, 2015, EBC’s Board of Directors approved the engagement of KR, as EBC’s independent registered public accounting firm. The audit fees paid to KR for the period September 4, 2015 through December 31, 2015 were $8,500.

Tax Fees; All Other Fees. We were not billed for any tax fees or for any other fees from our principal accountants in 2015 or 2014.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants will be pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by our principal accounts for non-audit services.

Attendance at Annual Meeting

Representatives from KR are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

We do not anticipate a representative from A&C to be present at the Annual Meeting. In the event that a representative of A&C is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as well as the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2015.

Respectfully submitted,

AUDIT COMMITTEE

Roy Robertson (Chairman)

Joe Ryan

Mark Lamb

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PROPOSALS

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Overview

There are currently six members of our Board, with one vacant board seat. The terms of all of our directors are scheduled to expire at the 2016 Annual Meeting of Stockholders.

Nominees

Upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Michael J. Rapport

Evan Rapport

Roy Robertson

Mark Lamb

Joe Ryan

Kenneth Wiedrich

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

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PROPOSAL NO. 2 – APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Overview

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled "Executive Compensation" elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2015.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

"RESOLVED, that the stockholders of Evans Brewing Company Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Evans Brewing Company Inc. proxy statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC."

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we may review and consider the results of this advisory vote in future compensation deliberations.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

Vote Sought

The proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement will be approved if a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting are voted in favor of the proposal.

Recommendation

Our Board recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

Unless marked otherwise, proxies received will be voted FOR Proposal Two.

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PROPOSAL NO. 3 – APPROVAL ON AN ADVISORY BASIS OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. It is management's belief, and the recommendation of our Board, that this nonbinding advisory vote should occur every three years.

We believe we have effective executive compensation practices. Our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Moreover, our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our Common Stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allow stockholders to compare executive compensation to our performance.

Lastly, we believe that conducting an advisory vote on executive compensation every three years would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our stockholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

"RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders' preferred frequency with which Evans Brewing Company Inc. is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules."

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this Proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Proposal if you want your broker to vote your shares on this Proposal.

Vote Sought

The approval, on an advisory basis, of the holders of the shares of Common Stock present or represented and entitled to vote at the meeting is being sought on the frequency of conducting stockholder advisory votes on the compensation of named executive officers. The four voting options are 1 year, 2 years, 3 years and abstain. The stockholder advisory vote will be determined by which option, 1, 2 or 3 years, garners the most votes.

Recommendation

Our Board recommends that stockholders vote FOR conducting future stockholder advisory votes on the compensation of named executive officers EVERY THREE YEARS.

Unless marked otherwise, proxies received will be voted FOR the option of THREE YEARS.

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PROPOSAL NO. 4 – RATIFICATION OF APPOINTMENT OF KEENE RUAN, CPA, PC

Overview

The Audit Committee intends to engage the registered public accounting firm of Kenne Ruan, CPA, PC (“KR”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016.

By way of background, KR was the independent certifying accountant for EBC from its inception in June 2013, and provided an audit report dated July 3, 2013, with respect to EBC’s financial statements as of June 30, 2013; and an audit report dated February 7, 2014, for EBC’s financial statements as of December 31, 2013. Additionally, KR reviewed EBC’s financial statements provided in EBC’s quarterly reports for the quarters ended March 31, June 30, and September 30, 2014 (collectively, the “Prior Services”). EBC previously dismissed KR on January 21, 2015, in connection with the appointment of A&C noted above.

Other than with respect to the Prior Services outlined above, EBC has not consulted with KR during its two most recent fiscal years or during any subsequent interim period prior to its re-appointment as EBC’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on EBC’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of KR to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Representatives of KR are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of KR as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016 will be approved if a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting are voted in favor of the proposal.

Recommendation

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Kenne Ruan, CPA, PC as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2016.

Unless marked otherwise, proxies received will be voted FOR Proposal Four.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On April 19, 2016, we filed our annual report on Form 10-K for the year ended December 31, 2015. A copy of the annual report on Form 10-K has been sent concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. Additionally, the reports and other information filed by us with the SEC can be inspected on the SEC’s website at www.sec.gov and such information can also be inspected and copies ordered at the public reference facilities maintained by the SEC at the following location: 100 F Street NE, Washington, D.C. 20549.

STOCKHOLDER Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 16, 2017, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement.

The proxies to be solicited by us through our Board for our 2017 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal not later than April 1, 2017, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

Stockholder proposals must be in writing and should be addressed to c/o Evans Brewing Company, Attention: Corporate Secretary, 3815 S. Main St., Santa Ana, CA 92707. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

/s/ Michael J. Rapport

President, Chief Executive Officer, and Chairman

Santa Ana, California

May 24, 2016

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EVANS BREWING COMPANY INC.
3815 S MAIN STREET
SANTA ANA, CA 92707

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1
1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following six directors to serve until the next meeting of stockholders:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Michael J. Rapport 02 Evan Rapport 03 Kenneth Wiedrich 04 Roy Robertson 05 Mark Lamb
06 Joe Ryan

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4 To ratify the appointment of Kenne Ruan, CPA, PC to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016	☐	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000294197_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com

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EVANS BREWING COMPANY INC.
Annual Meeting of Shareholders
July 11, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael Rapport as proxy with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EVANS BREWING COMPANY INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, PDT on July 11, 2016, at the the offices of Dorsey & Whitney LLP, 600 Anton Boulevard Suite 2000 Costa Mesa, California 92626, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000294197_2 R1.0.1.25